UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 21, 2010

AVISTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0463156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 1875 S. Grant Street, 10th Floor
San Mateo, California 94402
(Address of principal executive offices, including zip code)

(650) 525-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

(e) Compensatory Arrangements of Certain Officers

On April 21, 2010, the Compensation Committee of Avistar Communications Corporation approved a Restricted Stock Unit Grant to the Company’s CEO Robert Kirk for 300,000 shares under the 2009 Equity Incentive Plan, effective April 21, 2010.  Subject to continued employment, the grant vests two years after the grant date or April 21, 2012.  Vesting is subject to pro-rata acceleration in the event of termination for reasons other than a voluntary resignation or termination for cause and 100% acceleration upon a change in control of Avistar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

By:	/s/ Elias MurrayMetzger
Elias MurrayMetzger Chief Financial Officer, Chief Administrative Officer & Corporate Secretary

Date:  April 29, 2010